Supplement Dated October 1, 1996
           to the CIGNA Variable Products Group Prospectus
                          Dated May 1, 1996


Effective January 1, 1997, the voluntary expense limitation for the CIGNA Variable Products S&P 500 Index Fund will be reduced from .60% to .25% of the Fund's Average Daily Net Asset Value.

Effective January 1, 1997 the table of Annual Fund Operating
Expenses and the Example that appears after the table shall state as follows:

                  ANNUAL FUND OPERATING EXPENSES
             (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                         S&P
                                              MONEY      500
                                              MARKET     INDEX
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Management Fees
 Investment Management Fees/1/ ................ .35%     .25%
12b-1 Fees..................................... None     None
All Other Operating Expenses
 (After Reimbursement)/1/...................... .15%     None
Total Fund Operating Expenses
 (Reflects expense limitation. See Footnotes/1/
 and/2/ below)................................. .50%     .25%
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/1/   For a more complete description of the Management Fees,
      see "Management of the Trust." CIGNA Investments, Inc. ("CII"), the Funds' investment adviser, has voluntarily agreed, as to each Fund, to reimburse such portion of its management fee as is necessary to cause the annual Total Fund Operating Expenses of each Fund not to exceed the following percentages of each of the Fund's average daily net asset value:

      Money Market..............  .50%
      S&P 500 Index.............  .25%

      If this reimbursement is not sufficient to cause the Total Fund Operating Expenses of any Fund not to exceed the applicable percentage of average daily net asset value, CII has agreed to pay such other expenses of the applicable Fund as is necessary to keep Total Fund Operating Expenses from exceeding the applicable percentage. These arrangements will continue in effect until December 31, 1997, and afterwards to the extent described in the Funds' then current prospectus. To the extent management fees are reimbursed by CII, or expenses of a Fund are paid by CII, the total return to shareholders will increase. Total return to shareholders will decrease to the extent management fees are no longer reimbursed or expenses of a Fund are no longer paid.

/2/ Total Fund Operating Expenses for the S&P 500 Index Fund for 1995, absent expense reimbursements, were .73% of this Fund's average daily net asset value. Total Fund Operating Expenses for the Money Market Fund for the period from March 1, 1996 (commencement of operations) to June 30, 1996, absent expense reimbursements, were .49% (1.47% annualized) of this Fund's average daily net asset value. Other Operating Expenses and Total Fund Operating Expenses reflect the voluntary expense limitation effective January 1, 1997. As to the Money Market Fund, Other Operating Expenses are based on estimated amounts for the current fiscal year. Other Operating Expenses include all expenses not specifically assumed by CII.

EXAMPLE:

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The Funds charge no redemption fees of any kind.

                                                         S&P
                                              MONEY      500
                                              MARKET     INDEX

1 Year   ...................................  $ 5        $ 3
3 Years  ...................................  $16        $ 8
5 Years  ...................................  $--        $14
10 Years ...................................  $--        $32

The purpose of the Expense Table is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. For the purpose of the example, assume reinvestment of all dividends and distributions. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the Management Fee, see "Management of the Trust." The expense information for CIGNA Variable Products S&P 500 Index Fund in the above table has been restated to reflect voluntary expense limitations effective January 1, 1997. For CIGNA Variable Products Money Market Fund, Other Operating Expenses are based on estimated amounts for the current fiscal year.

Effective January 1, 1997, the first complete sentence on page 16 of the prospectus shall state as follows: CII has voluntarily agreed to reimburse the Funds to the extent that the annual operating expenses (excluding interest, taxes, amortized organizational expenses, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of a Fund exceed a percentage of the value of the relevant Fund's average daily net assets, as follows: CIGNA Variable Products S&P 500 Index Fund - 0.25% and CIGNA Variable Products Money Market Fund - 0.50%.